EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 1999 included in this Form 11-K, into Southwest Gas Corporation's previously filed Form S-8 Registration Statement File No. 333-31267.



                                                ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 22, 1999